Scudder
Income
Fund

Annual Report
December 31, 1998
and the one-month
period ended
January 31, 1999

Pure No-Load(TM) Funds

Seeks a high level of income consistent with the prudent investment of capital.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                               Scudder Income Fund
--------------------------------------------------------------------------------
Date of Inception: 4/24/28   Total Net Assets as of      Ticker Symbol:  SCSBX
                            12/31/98: $805.9 million
--------------------------------------------------------------------------------

o Interest rates generally declined and bond prices rose over the year with long-term U.S. Treasury securities providing the best performance, especially during the third quarter.

o Scudder Income Fund's 6.11% total return for the 12-month period ended December 31, 1998 reflected an emphasis on defensive corporate bond issues.

o The Fund maintained its four-star rating from Morningstar for its risk-adjusted performance among 1,488 taxable bond funds as of December 31, 1998.^1


                                Table of Contents

   3  Letter from the Fund's President   25  Notes to Financial Statements
   4  Performance Update                 29  Report of Independent Accountants
   6  Portfolio Summary                  30  Tax Information
   8  Portfolio Management Discussion    31  Shareholder Meeting Results
  12  Glossary of Investment Terms       32  Officers and Trustees
  13  Investment Portfolio               33  Investment Products and Services
  21  Financial Statements               34  Scudder Solutions
  24  Financial Highlights



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the taxable bond category, the Fund received a 4-star rating for the three-year period, a 3-star rating for the five-year period and a 4-star rating for the ten-year period among 1,488, 987, and 368 funds, respectively. Past performance is no guarantee of future results.

                            2 - Scudder Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     Interest rates fell throughout much of the world in 1998, prompted by sluggish economies and strong deflationary forces. In the United States, the picture was somewhat different, with robust economic growth of 3.7%. Nonetheless, a "growth without inflation" environment contributed to generous price gains for many domestic bond investors over the year. The surprise of the Russian currency and hedge fund crises in the third quarter further supported the domestic bond market, but also reminded investors of the risks inherent in investing -- risks that have been there all along.

     As we ponder another year of strong performance for the stock and bond markets, and what 1999 may hold for investors, the importance of diversification cannot be overstated. This straightforward principle is particularly important in these times when we have had nearly eight consecutive years of strong domestic equity returns. Investors can be easily lulled into believing that 20% or higher equity returns every year are normal. In fact, long-run equity returns have been about half that amount. While the U.S. stock market may record another period of strong performance, we believe that investors would benefit from adequate exposure to several asset classes, such as fixed income, small-cap, and international equities, and that such diversification will provide solid return with lowered risk.

     The new year is a good point at which to review your portfolio allocations. We suggest that you take this opportunity to consider ways to improve portfolio diversification that is consistent with your long-term objectives. If you would like to discuss your current asset allocations, and ways that you can better manage and monitor your portfolio, please call us at 1-800-225-2470.

     For those of you who are interested in new Scudder products, we recently introduced two funds which employ portfolio strategies that are designed to minimize tax consequences to investors: Scudder Tax Managed Growth Fund -- which seeks long-term growth of capital through equity investments in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund -- which focuses on small-cap stocks. For further information on these new funds, please call Scudder Investor Relations at the number above.

     As part of a larger effort to create efficiencies and reduce the costs of producing Scudder Fund regulatory materials, such as shareholder reports and prospectuses, the fiscal year end for Scudder Income Fund changed from December 31 to January 31. As a result, going forward you will receive the Fund's semiannual report in September (as of July 31) and the annual report in March (as of January 31).

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Income Fund


                            3 - Scudder Income Fund

                    Performance Update as of January 31, 1999

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                     Average
1/31/1999      $10,000        Cumulative     Annual
---------------------------------------------------
Scudder Income Fund
---------------------------------------------------
1 Year         $  10,604         6.04%       6.04%
5 Year         $  13,348        33.48%       5.95%
10 Year        $  23,170       131.70%       8.77%
---------------------------------------------------
LB Aggregate Bond Index
---------------------------------------------------
1 Year         $  10,806         8.06%       8.06%
5 Year         $  14,114        41.14%       7.13%
10 Year        $  24,058       140.58%       9.17%
---------------------------------------------------

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

             LB Aggregate Bond Index   Scudder Income Fund
             -----------------------   -------------------
            '89      10000                  10000
            '90      11157                  10959
            '91      12455                  12208
            '92      14076                  13871
            '93      15620                  15379
            '94      17048                  17358
            '95      16652                  16496
            '96      19474                  19386
            '97      20105                  19961
            '98      22263                  21849
            '99      24058                  23170

                    Yearly periods ended January 31

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended January 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                           1990     1991     1992     1993      1994     1995     1996     1997      1998    1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                         $ 12.69   $ 12.98  $ 13.64  $ 13.73  $ 14.00   $ 12.51  $ 13.70  $ 13.18  $ 13.59   $ 13.36
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                        $  1.06   $  1.03  $   .92  $   .93  $   .87   $   .76  $   .86  $   .81  $   .79   $   .79
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains and Paid-In Distributions $    --   $   .06  $   .14  $   .40  $   .57   $   .02  $   .09  $   .09  $   .01   $   .24
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                      9.58     11.40    13.62    10.87    12.87     -4.96    17.52     2.97     9.46      6.04
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                    11.56     11.62    13.02    10.97     9.14     -2.32    16.94     3.26    10.73      8.06
------------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year period would have been lower.

(a) On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from December 31 to January 31.


                            4 - Scudder Income Fund

                   Performance Update as of December 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                     Average
12/31/98       $10,000        Cumulative     Annual
---------------------------------------------------
Scudder Income Fund
---------------------------------------------------
1 Year         $  10,611         6.11%       6.11%
5 Year         $  13,508        35.08%       6.20%
10 Year        $  23,258       132.58%       8.81%
---------------------------------------------------
LB Aggregate Bond Index
---------------------------------------------------
1 Year         $  10,867         8.67%       8.67%
5 Year         $  14,204        42.04%       7.27%
10 Year        $  24,232       142.32%       9.25%
---------------------------------------------------

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

             LB Aggregate Bond Index   Scudder Income Fund
             -----------------------   -------------------
            '88      10000                  10000
            '89      11453                  11275
            '90      12476                  12213
            '91      14472                  14328
            '92      15544                  15293
            '93      17060                  17218
            '94      16562                  16455
            '95      19622                  19507
            '96      20331                  20172
            '97      22298                  21919
            '98      24232                  23258

                   Yearly periods ended December 31

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                           1989     1990     1991     1992      1993     1994     1995     1996      1997     1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                         $ 12.89   $ 12.82  $ 13.91  $ 13.48  $ 13.71   $ 12.32  $ 13.61  $ 13.15  $ 13.46   $ 13.24
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                        $  1.06   $  1.03  $   .92  $   .93  $   .87   $   .76  $   .86  $   .81  $   .79   $   .79
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains and Paid-In Distributions $    --   $   .06  $   .14  $   .40  $   .57   $   .02  $   .09  $   .09  $   .01   $   .24
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                     12.75      8.32    17.32     6.74    12.58     -4.43    18.54     3.41     8.66      6.11
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                    14.53      8.96    16.00     7.40     9.75     -2.92    18.47     3.63     9.67      8.67
------------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year period would have been lower.


                            5 - Scudder Income Fund

                    Portfolio Summary as of January 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Corporate Bonds                      54%
       U.S. Treasury Obligations            22%
       U.S. Government Agency Pass-Thrus     9%
       Asset Backed Securities               7%
       Cash Equivalents                      6%
       Other                                 2%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Asset weightings reflect management's emphasis on diversification among the corporate, government, and mortgage sectors of the bond market.

-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       U.S. Government & Agencies           33%
       AAA*                                  8%
       AA                                    8%
       A                                    19%
       BBB                                  13%
       BB                                   13%
       B                                     4%
       NR                                    2%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   *Category includes cash equivalents

   The Fund's position in government bonds increased slightly in January.

------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 year                      1%
       1 - 5 years                          35%
       5 - 8 years                          30%
       8 - 15 years                         16%
       Greater than 15 years                18%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average effective maturity: 9.13 years

   Management further increased its weighting in intermediate-term bonds during the one month period.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                            6 - Scudder Income Fund

                    Portfolio Summary as of December 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Corporate Bonds                      56%
       U.S. Treasury Obligations            26%
       Asset Backed Securities               9%
       U.S. Government Agency Pass-Thrus     4%
       Cash Equivalents                      3%
       Other                                 2%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Emphasis on the corporate bond sector was increased over the year based on its higher yields and management's belief that the sector is undervalued.

-------
Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       U.S. Government & Agencies           30%
       AAA*                                 11%
       AA                                    7%
       A                                    19%
       BBB                                  14%
       BB                                   14%
       B                                     4%
       NR                                    1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   *Category includes cash equivalents

   Overall portfolio quality remained high with an average rating of A, as the highest quality securities tended to provide the best total returns.

------------------
Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 year                      5%
       1 - 5 years                          33%
       5 - 8 years                          28%
       8 - 15 years                         13%
       Greater than 15 years                21%
   ---------------------------------------------
                                           100%
   ---------------------------------------------
   Weighted average effective maturity: 9.33 years

   Management concentrated on intermediate-term (3-7 year maturity) corporate bonds in the second half, which were believed to provide most of the returns of long-term bonds with significantly reduced price volatility.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                            7 - Scudder Income Fund

                         Portfolio Management Discussion

We spoke with Stephen Wohler, lead portfolio manager of Scudder Income Fund, regarding the market environment and the Fund's performance for the 12-month period ended December 31, 1998. Highlights of that discussion are listed below.

Q: Bond yields declined and prices rose for most of the Fund's fiscal year, but the path to lower rates was far from smooth. How would you characterize the environment for bond investing in 1998?

Overall, the environment has been favorable for bond investors. Economic growth continued at a healthy pace, without sparking higher inflation -- which can be a threat to bond prices. Another positive has been the federal budget surplus. Federal borrowing normally crowds out other issuers and drives up yields, but the surplus has led to smaller and fewer auctions by the Treasury department. These factors helped set the stage for generally declining yields and rising bond prices, with the benchmark 30-year Treasury bond yield declining from 5.9% to 5.1% over the year.

However, it was not a straight line to lower yields. The devaluation of the Russian currency, the collapse of hedge fund Long Term Capital Management, and the subsequent unwinding of other hedge fund transactions rocked the bond markets in August. Many investors were concerned that the meltdown in Russia might spread to other markets, exposing a number of financial institutions -- such as banks in Europe and the U.S. -- to trading losses. In this environment, liquidity dried up and investor confidence was shaken.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:
 The Interest Rate Picture
 December 1990 through December 1998

LINE CHART DATA:

----------------------------------------------------------------------
              30-year       10-year       5-year        1-year
             Treasury      Treasury      Treasury      Treasury
----------------------------------------------------------------------
12/90          8.25%         8.07%         7.68%         6.76%
               8.23          8.04          7.73          6.25
               8.42          8.24          7.91          6.31
               7.81          7.46          6.91          5.40
12/91          7.40          6.70          5.93          4.09
               7.96          7.53          6.93          4.52
               7.79          7.13          6.28          4.05
               7.38          6.36          5.33          3.06
12/92          7.39          6.69          6.04          3.59
               6.92          6.03          5.23          3.28
               6.68          5.78          5.05          3.43
               6.04          5.39          4.78          3.38
12/93          6.34          5.79          5.20          3.60
               7.13          6.78          6.24          4.42
               7.63          7.34          6.96          5.50
               7.82          7.60          7.28          5.95
12/94          7.89          7.83          7.83          7.17
               7.43          7.20          7.07          6.50
               6.63          6.21          5.97          5.62
               6.49          6.16          6.02          5.64
12/95          5.96          5.58          5.40          5.15
               6.68          6.34          6.09          5.39
               6.9           6.72          6.49          5.69
               6.93          6.71          6.46          5.70
12/96          6.64          6.42          6.21          5.48
               7.1           6.92          6.77          5.93
               6.79          6.51          6.38          5.66
               6.41          6.11          6.00          5.46
12/97          5.92          5.75          5.71          5.60
               5.93          5.65          5.62          5.48
               5.63          5.45          5.47          5.29
               5.256         4.972         4.71          4.849
12/98          5.150         4.603         4.233         4.176
               5.092         4.646         4.542         4.519
----------------------------------------------------------------------

LINE CHART FOOTNOTE:

The benchmark 30-year Treasury bond yield declined over the 12-month period as bond prices generally rose.

Q: How did investors react?

The events caused a dramatic flight to quality during the August-September period. Global investors bought the highest quality and most liquid issues -- specifically U.S. Treasury securities. This prompted a powerful rally in the Treasury bond market, with the yield on the 30-year Treasury dipping as low as 4.7%. The Federal Reserve, which is charged with keeping the U.S. economy in balance, cut short-term rates three times over the September-November period in an effort to ease concerns and restore liquidity to the markets. By the end of the year, the federal funds rate had dropped from 5.50% to 4.75%, providing the calming effect the markets needed. During the fourth quarter, Treasuries gave back two-thirds of their gains from

                            8 - Scudder Income Fund
the third quarter as recession fears abated, helping corporate bonds outperform Treasuries for the first time in 1998.

Q: How did the Fund perform for the 12-month period ended December 31, 1998?

The Fund returned 6.11%, which compares to the 8.67% return of our benchmark, the unmanaged Lehman Brothers Aggregate Bond Index. This index has significant weighting in the government sector (46% of the index), which was the best performing area of the bond market in 1998. The Fund's overweighting in corporate bonds relative to this index contributed to its underperformance relative to the index for the year. However, the same overweighting in corporates helped the Fund outperform the index in the fourth quarter.

Q: With bond market volatility higher than average in 1998, how did this affect different sectors?

As I've already noted, Treasuries were the best performing asset class. We expect this in a declining rate environment because Treasuries typically are the most reactive to changes in overall interest rates and are not affected by changes in credit quality. However, they were also the most volatile. We maintained an underweight position in Treasuries throughout the year (26% of assets at the end of December) based on our conviction that corporate bonds have been and will continue to be an attractive asset class over the long term. Corporates generally provide higher yields than Treasuries with comparable maturities, and we believe corporates are currently undervalued. While Treasuries can provide outstanding returns in a declining rate environment, the market was unsettled, raising the likelihood of getting whipsawed by wild price gyrations. We believe our diversified, long-term approach can provide attractive returns with less price risk than trying to make short-term bets on a single sector.

Q: What areas are you favoring in the corporate sector?

As economic growth decelerated over the year, we became more defensive in our approach by increasing our emphasis on intermediate-term non-cyclical issues. When we say non-cyclicals, we are talking about companies that typically are not affected by an economic slowdown, such as cable, media, and consumer non-durable companies. We added some telecommunications issues, such as Qwest and Sprint, which, we believe, stand to benefit from rapid growth in the demand for communications infrastructure, and Chancellor Media, a growing TV and radio operator. We also added other non-cyclicals, including Xerox and Safeway, a supermarket chain, to our corporate holdings. We believe these companies have solid financial positions and the potential to perform well in the slower growth environment we expect in 1999.

Q: Earlier this year you added several positions in the oil sector based on the rock bottom prices for oil and attractive company valuations. With the price of oil declining further in the second half of the year, how did these positions perform?

These issues underperformed other sectors of the corporate bond market. However, we still held them as of the end of the year. They have attractive yields,


                            9 - Scudder Income Fund

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

TABLE TITLE:

Bond Market Performance
1998 Total Returns
-------------------------------------------------------
Aggregate                                      8.69%

Asset-backed                                   7.76%

Corporate                                      8.57%

High yield                                     1.60%

Mortgage-backed                                6.96%

Treasury                                      10.03%
-------------------------------------------------------
Source: Lehman Brothers

----------

reasonable valuations, and favorable business fundamentals. Over the long-term, we think they will add value to the portfolio.

Q: The high yield bond sector was hurt by the "flight to quality" in the third quarter. How did you manage the portfolio's holdings in this area?

The high yield corporate bond sector began the year with a bang, but significantly underperformed in the third quarter. The Fund held about 18% of the portfolio in high yield corporate bonds as of the end of the period, a weighting that we maintained throughout most of the year. This position, which emphasized the higher quality end of the high yield spectrum, seemed to make sense for the first half of the year given the environment of strong economic growth. However, the Russian and hedge fund debacles in the third quarter shocked the markets into fearing a recession was at hand. We have been selective in our high yield holdings, but the flight to quality left behind most of these issues.

Q: You've been underweighted in mortgage securities for most of the year. Why?

In a declining rate environment, mortgages tend to be unattractive investments, although lower rates are great if you own a home. I suspect that many of our shareholders have recently taken advantage of the declining rate environment to refinance to a lower rate mortgage. Of course, when you refinance, the older, higher rate mortgage goes away and a newer, lower rate mortgage is issued. Over most of the year, we were selling our limited holdings of higher coupon mortgages. Many had "call" features allowing the issuer to redeem them prior to maturity and most are subject to prepayment risk. Despite our underweighting over most of the year, we began building up the Fund's mortgage position near the end of the period because we believed this sector has stabilized and offers many attractive opportunities.

Q: Managing duration, or the portfolio's sensitivity to changes in interest rates, is key to fund performance. What was your approach last year?

Overall, we didn't make any large duration bets, but took an incremental approach to managing duration. During the first six months of the year we gradually increased the portfolio's duration from 4.9 to 5.5 years based on our expectations for a declining rate environment. (A longer duration in a declining rate environment increases the portfolio's exposure to changes in interest rates, and thus can lead to improved price gains.) By the end of the third

                            10 - Scudder Income Fund
quarter, we had reduced duration to about 5.15 years, but in the final quarter of the year, it rose to 5.3 years as we focused on adding intermediate-term corporate issues to the portfolio. We like the intermediate-term bonds (bonds with maturities from 3-7 years) because we think they offer most of the yield of long bonds with significantly reduced price volatility.

Q: What is your outlook for 1999?

While a recession is possible in the first half of 1999, we think a slowdown is the more likely scenario. Given this outlook, we expect to continue to emphasize defensive issues in the corporate sector of the portfolio, while remaining underweighted in Treasuries. In particular, we think the cable, media, and non-durables sectors are attractive, and the portfolio's heavy weightings in these areas should be resistant to downside risk. Since the Fed and the market will probably take their direction from the slowing economy, we may consider shortening duration further to take advantage of further declines in short-term interest rates. In addition, we may also increase our significantly underweighted position in mortgage-backed securities. In the meantime, we intend to continue to manage the Fund with a diversified approach by capitalizing on attractive opportunities in the corporate, government, and mortgage sectors of the bond market.


                              Scudder Income Fund:
                          A Team Approach to Investing

  Scudder Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Stephen A. Wohler, Lead Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Mr. Wohler has over 18 years' experience managing fixed-income investments and has been with the Adviser since 1979. Kelly D. Babson, Portfolio Manager, joined the Adviser in 1994 as a portfolio manager and has 17 years of experience in the fixed income field, including 14 years of high-yield management. Robert S. Cessine, Portfolio Manager, joined the Adviser in January 1993, and is responsible for the Fund's investment strategy including duration management, asset allocation, security selection and trading.


                            11 - Scudder Income Fund

                          Glossary of Investment Terms

BOND RATING                Many corporate bonds are rated according to their
                           likelihood of default by nationally recognized statistical rating organizations (NSROs) such as Fitch Investors Service, Moody's Investors Service, or Standard and Poor's Corporation. Bonds with high quality ratings are considered among the most financially sound and liquid, and enable the issuer to issue the bond at a lower interest rate than lower rated issuers.

CALL PROTECTION            The length of time during which a security cannot be
                           redeemed by its issuer. Treasury securities generally are not callable, and corporate and municipal securities generally cannot be called within 10 years. Non-callable bonds or bonds with many years until their call date are attractive to many investors because they provide the assurance that a bond will not be redeemed unexpectedly.

COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon and a $1,000 face value pays $100 a year.

DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 5 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 5%, and vice versa.

FED FUNDS RATE             An important short-term interest rate charged by
                           banks with excess reserves at the Federal Reserve district bank to other banks needing overnight loans to meet reserve requirements. Distinct from the "Discount Rate" which is the rate the Federal
                           Reserve charges member banks for loans. Banks set their rates at a level above the Discount Rate.

30-DAY SEC YIELD           The standard yield reference for bond funds since
                           the SEC required all bond funds to quote yields based on a prescribed formula. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.


(Sources: Scudder Kemper Investments, Inc; Barron's Dictionary of
Finance and Investment Terms)


                            12 - Scudder Income Fund

                   Investment Portfolio as of January 31, 1999

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 1/29/1999 at 4.72%,
  to be repurchased at $46,751,382 on 2/1/1999, collateralized by a $46,378,000                                  -------------
  U.S. Treasury Bond, 3.625%, 1/15/2008 (Cost $46,733,000) ................................   46,733,000            46,733,000
                                                                                                                 -------------

U.S. Treasury Obligations 22.1%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 12/31/2002 ....................................................   15,000,000            15,520,350
U.S. Treasury Note, 5.5%, 5/31/2003 .......................................................   10,000,000            10,339,100
U.S. Treasury Note, 3.875%, 1/15/2009 .....................................................   16,000,000            16,140,000
U.S. Treasury Bond, 10.75%, 8/15/2005 .....................................................   55,000,000            73,252,850
U.S. Treasury Bond, 9.375%, 2/15/2006 .....................................................   15,000,000            19,108,650
U.S. Treasury Bond, 7.25%, 5/15/2016 ......................................................   21,000,000            25,570,860
U.S. Treasury Bond, 6.25%, 8/15/2023 ......................................................    6,000,000             6,740,640
U.S. Treasury Bond, 3.625%, 4/15/2028 .....................................................   15,750,000            15,787,869
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $182,650,780)                                                                182,460,319
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-Thrus 8.5%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.5%, 11/15/2027 ......................    5,825,029             6,016,148
Federal National Mortgage Association, 8.0%, with various maturities to 2/1/2013 ..........   23,463,197            24,119,669
Federal National Mortgage Association, 6.5%, 2/25/2028 (c) ................................   40,000,000            40,362,400
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $70,449,100)                                                          70,498,217
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds-- U.S. $ Denominated 3.3%
------------------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ...................................................    9,750,000             7,936,793
ICI Investments, 6.75%, 8/7/2002 ..........................................................   10,000,000            10,050,000
PacifiCorp Australia, 6.15%, 1/15/2008 ....................................................    9,000,000             9,245,700
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S. $ Denominated (Cost $28,825,200)                                                         27,232,493
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 7.3%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.2%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ...........   10,000,000            10,090,600
                                                                                                                 -------------
Credit Card Receivables 2.4%
Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/2027 (b) ......................................    8,000,000             8,331,250
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...........................................   10,000,000            10,168,700
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .......................    1,291,672             1,292,072
                                                                                                                 -------------
                                                                                                                    19,792,022
                                                                                                                 -------------
Manufactured Housing Receivables 2.7%
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 .............................    4,250,000             3,640,557
Green Tree Financial Corp. Series 1998-2 B1, 7.17%, 1/15/2029 .............................    5,000,000             4,743,750

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Income Fund

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp. Series 1998-2 B1, 7.36%, 10/1/2020 .............................    5,000,000             4,741,602
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 ...............    8,500,000             8,529,155
                                                                                                                 -------------
                                                                                                                    21,655,064
                                                                                                                 -------------
Equipment Lease Receivables 1.0%
PBG Equipment Trust, Series 1A, 6.27%, 1/20/2012 ..........................................    8,528,138             8,644,036
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $60,348,870)                                                                               60,181,722
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 50.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 2.9%
Borden Inc., 7.875%, 2/15/2023 ............................................................    5,000,000             4,435,000
Tricon Global Restaurants, 7.65%, 5/15/2008 ...............................................    9,500,000            10,070,000
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ................................................    9,500,000             9,761,250
                                                                                                                 -------------
                                                                                                                    24,266,250
                                                                                                                 -------------
Consumer Staples 4.0%
Bass America Inc., 6.625%, 3/1/2003 .......................................................    9,500,000             9,795,925
Kellogg Co., 5.75%, 2/2/2001 ..............................................................   10,000,000            10,071,000
Safeway Inc., 6.05%, 11/15/2003 ...........................................................    6,000,000             6,051,060
The Great Atlantic & Pacific Tea Company, Inc., 7.7%, 1/15/2004 ...........................    7,000,000             7,035,000
                                                                                                                 -------------
                                                                                                                    32,952,985
                                                                                                                 -------------
Health 0.4%
Tenet Healthcare Corp., 8.625%, 1/15/2007 .................................................    3,000,000             3,135,000
                                                                                                                 -------------
Communications 3.6%
MCI Communications Corp., 6.125%, 4/15/2002 ...............................................    8,900,000             9,031,987
Qwest Communications International, 7.5%, 11/1/2008 .......................................   10,000,000            10,600,000
Sprint Capital Corp., 6.125%, 11/15/2008 ..................................................   10,000,000            10,235,400
                                                                                                                 -------------
                                                                                                                    29,867,387
                                                                                                                 -------------
Financial 10.2%
Bank United Capital Trust, 10.25%, 12/31/2026 .............................................    4,250,000             4,250,000
Capital One Bank, 6.57%, 1/27/2003 ........................................................    5,000,000             4,994,500
Commerce Bancorporation, 11.75%, 6/6/2027 .................................................    6,200,000             6,510,000
First Union Institutional Capital II, 7.85%, 1/1/2027 (b) .................................   14,000,000            15,388,800
First USA Bank, 5.85%, 2/22/2001 ..........................................................    9,750,000             9,843,308
General Electric Capital Corp., 6.02%, 5/4/2001 ...........................................    9,000,000             9,090,000
GS Escrow Corp., 7%, 8/1/2003 .............................................................    7,000,000             7,000,000
Home Savings of America, 6%, 11/1/2000 ....................................................   10,000,000            10,051,300

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Income Fund

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 .........................................    7,000,000             7,274,610
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................   10,000,000            10,239,500
                                                                                                                 -------------
                                                                                                                    84,642,018
                                                                                                                 -------------
Media 10.6%
Cablevision Systems Corp., 7.875%, 2/15/2018 (b) ..........................................   10,000,000            10,656,600
Chancellor Media Corp., 8%, 11/1/2008 .....................................................    6,000,000             6,465,000
Cox Communications, Inc., 6.85%, 1/15/2018 (b) ............................................    9,000,000             9,457,920
News America Holdings Inc., 9.25%, 2/1/2013 ...............................................   10,000,000            12,665,200
Outdoor Systems, Inc., 8.875%, 6/15/2007 (b) ..............................................   10,000,000            10,725,000
TCI-Communications, Inc., 8%, 8/1/2005 ....................................................   11,250,000            12,745,688
Time Warner Inc., 9.125%, 1/15/2013 .......................................................   12,000,000            15,370,080
Time Warner Inc., 6.875%, 6/15/2018 .......................................................    9,000,000             9,512,280
                                                                                                                 -------------
                                                                                                                    87,597,768
                                                                                                                 -------------
Service Industries 1.4%
Allied Waste North America, 7.375%, 1/1/2004 ..............................................    3,500,000             3,570,000
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004 .......................................    8,000,000             7,998,080
                                                                                                                 -------------
                                                                                                                    11,568,080
                                                                                                                 -------------
Durables 2.9%
Martin Marietta Corp., 6.5%, 4/15/2003 ....................................................    8,000,000             8,225,280
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 (b) ..................   10,000,000            10,473,300
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ..........................................    5,000,000             5,412,500
                                                                                                                 -------------
                                                                                                                    24,111,080
                                                                                                                 -------------
Manufacturing 2.7%
Apache Corp., 7.7%, 3/15/2026 .............................................................    2,000,000             2,085,420
Federal-Mogul Corp., 7.375%, 1/15/2006 ....................................................    5,000,000             4,945,250
Graham Packaging Co., 8.75%, 1/15/2008 ....................................................    5,150,000             5,253,000
Xerox Corp., 5.5%, 11/15/2003 .............................................................   10,000,000            10,128,990
                                                                                                                 -------------
                                                                                                                    22,412,660
                                                                                                                 -------------
Technology 1.0%
Raytheon Co., 6%, 12/15/2010 ..............................................................    8,000,000             8,024,000
                                                                                                                 -------------
Energy 5.6%
Anadarko Petroleum Corp., 7%, 11/15/2027 (b) ..............................................   11,600,000            11,271,603
Barrett Resources Corp., 7.55%, 2/1/2007 (b) ..............................................    6,700,000             6,407,880
Lomak Petroleum, Inc., 8.75%, 1/15/2007 ...................................................    5,000,000             4,450,000
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ........................................    5,000,000             5,330,900
Petroleum Geo-Services, 6.625%, 3/30/2008 .................................................    8,000,000             7,841,360

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Income Fund

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ............................................    6,500,000             4,598,750
Texas Eastern Transmission Corp., 10%, 8/15/2001 ..........................................    5,500,000             6,079,150
                                                                                                                 -------------
                                                                                                                    45,979,643
                                                                                                                 -------------
Construction 0.4%
Nortek, Inc., 9.125%, 9/1/2007 ............................................................    3,250,000             3,388,125
                                                                                                                 -------------
Transportation 1.5%
Allied Holdings Inc., 8.625%, 10/1/2007 ...................................................    4,000,000             4,070,000
Continental Airlines Inc., 6.795%, 8/2/2018 ...............................................    8,000,000             8,112,800
                                                                                                                 -------------
                                                                                                                    12,182,800
                                                                                                                 -------------
Utilities 3.7%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 .....................................    6,500,000             6,922,500
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ..............................................   13,000,000            13,511,290
Public Service Co. of Colorado, 6%, 4/15/2003 .............................................   10,000,000            10,259,100
                                                                                                                 -------------
                                                                                                                    30,692,890
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $411,548,598)                                                                          420,820,686
------------------------------------------------------------------------------------------------------------------------------
Other 2.2%
New Jersey Economic Development Authority, 7.425%, 2/15/2029 ..............................    3,500,000             4,086,600
Riverside Loan Trust I, 7.438%, 7/16/2008 .................................................   15,000,000            14,013,570
------------------------------------------------------------------------------------------------------------------------------
Total Other (Cost $18,500,000)                                                                                      18,100,170
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $819,055,548) (a)                                                       826,026,607
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $819,284,767. At January 31, 1999, net unrealized appreciation for all securities based on tax cost was $6,741,840. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,209,076 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,467,236.

(b) At January 31, 1999, these securities, in part or in whole have been segregated to cover when-issued or forward delivery pools.

(c)   When issued or forward delivery pools included.

      For the month ended January 31, 1999, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $128,343,298 and $102,150,892, respectively. Purchases and sales of direct U.S. Government obligations aggregated $33,589,688 and $57,686,719, respectively.

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Income Fund

                  Investment Portfolio as of December 31, 1998

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5%,
  to be repurchased at $4,499,498 on 1/4/1999, collateralized by a $3,148,000                                    -------------
  U.S. Treasury Bond, 8.875%, 8/15/2017 (Cost $4,497,000) .................................    4,497,000             4,497,000
                                                                                                                 -------------

Short-Term Notes 2.5%
------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.71%, 1/4/1999 ............................................   10,000,000            10,000,000
Household Finance Corp., 5.713%, 1/7/1999 .................................................   10,000,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $20,000,000)                                                                           20,000,000
------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations 25.9%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/30/2001 ....................................................   20,000,000            20,675,000
U.S. Treasury Note, 5.625%, 12/31/2002 ....................................................   19,000,000            19,632,320
U.S. Treasury Bond, 10.75%, 8/15/2005 .....................................................   55,000,000            73,356,250
U.S. Treasury Bond, 9.375%, 2/15/2006 .....................................................   27,000,000            34,416,630
U.S. Treasury Bond, 7.25%, 5/15/2016 ......................................................   29,000,000            35,130,890
U.S. Treasury Bond, 6.25%, 8/15/2023 ......................................................    7,000,000             7,823,620
U.S. Treasury Bond, 3.625%, 4/15/2028 .....................................................   15,750,000            15,654,382
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $207,323,704)                                                                206,689,092
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-Thrus 4.0%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.5%, 11/15/2027 ......................    6,643,294             6,848,771
Federal National Mortgage Association, 8.0%, with various maturities to 2/1/2013 ..........   24,711,870            25,417,993
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $32,333,444)                                                          32,266,764
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds -- U.S. $ Denominated 3.4%
------------------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ...................................................    9,750,000             7,887,263
ICI Investments, 6.75%, 8/7/2002 ..........................................................   10,000,000            10,075,000
PacifiCorp Australia, 6.15%, 1/15/2008 ....................................................    9,000,000             9,174,600
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S. $ Denominated (Cost $28,825,200)                                                         27,136,863
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 8.7%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.3%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ...........   10,000,000            10,096,800
                                                                                                                 -------------
Credit Card Receivables 2.6%
Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/2027 ..........................................    8,000,000             8,321,249
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...........................................   10,000,000            10,164,063
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .......................    2,583,339             2,584,139
                                                                                                                 -------------
                                                                                                                    21,069,451
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Income Fund

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing Receivables 3.7%
Green Tree Financial Corp., 7.36%, 10/1/2020 ..............................................    5,000,000             4,743,555
Green Tree Financial Corp. Series 1995-1 B2, 9.2%, 6/15/2025 ..............................    8,071,000             7,961,915
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 .............................    4,250,000             3,694,180
Green Tree Financial Corp. Series 1997-6 B1, 7.17%, 1/15/2029 .............................    5,000,000             4,728,320
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 ...............    8,500,000             8,534,510
                                                                                                                 -------------
                                                                                                                    29,662,480
                                                                                                                 -------------
Equipment Lease Receivables 1.1%
PBG Equipment Trust, Series 1A, 6.27%, 1/20/2012 ..........................................    8,737,385             8,812,789
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $70,086,859)                                                                               69,641,520
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 52.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.0%
Borden Inc., 7.875%, 2/15/2023 ............................................................    5,000,000             4,430,450
Tricon Global Restaurants, 7.65%, 5/15/2008 ...............................................    9,500,000             9,880,000
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ................................................    9,500,000             9,642,500
                                                                                                                 -------------
                                                                                                                    23,952,950
                                                                                                                 -------------
Consumer Staples 4.5%
Bass America Inc., 6.625%, 3/1/2003 .......................................................    9,500,000             9,581,985
J. Seagram & Sons Inc., 6.625%, 12/15/2005 ................................................   10,000,000             9,958,000
Kellogg Co., 5.75%, 2/2/2001 ..............................................................   10,000,000            10,100,000
Safeway Inc., 6.05%, 11/15/2003 ...........................................................    6,000,000             6,041,160
                                                                                                                 -------------
                                                                                                                    35,681,145
                                                                                                                 -------------
Health 0.4%
Tenet Healthcare Corp., 8.625%, 1/15/2007 .................................................    3,000,000             3,135,000
                                                                                                                 -------------
Communications 3.7%
MCI Communications Corp., 6.125%, 4/15/2002 ...............................................    8,900,000             9,035,458
Qwest Communications International, 7.5%, 11/1/2008 .......................................   10,000,000            10,400,000
Sprint Capital Corp., 5.7%, 11/15/2003 ....................................................   10,000,000            10,035,700
                                                                                                                 -------------
                                                                                                                    29,471,158
                                                                                                                 -------------
Financial 9.9%
Bank United Capital Trust, 10.25%, 12/31/2026 .............................................    4,250,000             4,250,000
Commerce Bancorporation, 11.75%, 6/6/2027 .................................................    6,200,000             6,510,000
First Union Institutional Capital II, 7.85%, 1/1/2027 .....................................   14,000,000            15,283,100
First USA Bank, 5.85%, 2/22/2001 ..........................................................    9,750,000             9,840,383
General Electric Capital Corp., 6.02%, 5/4/2001 ...........................................    9,000,000             9,064,800
GS Escrow Corp., 7.125%, 8/1/2005 .........................................................    9,250,000             9,104,775

    The accompanying notes are an integral part of the financial statements.


                            18 - Scudder Income Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Home Savings of America, 6%, 11/1/2000 ....................................................   10,000,000            10,062,300
Lehman Brothers Holdings, Inc., 6.125%, 7/15/2003 .........................................    5,000,000             4,925,100
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................   10,000,000            10,175,000
                                                                                                                 -------------
                                                                                                                    79,215,458
                                                                                                                 -------------
Media 11.7%
Cablevision Systems Corp., 7.875%, 2/15/2018 ..............................................   10,000,000            10,180,300
Chancellor Media Corp., 8%, 11/1/2008 .....................................................    6,000,000             6,120,000
Cox Communications, Inc., 6.85%, 1/15/2018 ................................................    9,000,000             9,495,000
News America, Inc., 7.25%, 5/18/2018 ......................................................   10,000,000            10,216,800
Outdoor Systems, Inc., 8.875%, 6/15/2007 ..................................................   10,000,000            10,650,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 .......................................................    9,500,000             9,674,040
TCI-Communications, Inc., 8%, 8/1/2005 ....................................................   11,250,000            12,665,138
Time Warner Inc., 9.125%, 1/15/2013 .......................................................   12,000,000            15,191,520
Time Warner Inc., 6.875%, 6/15/2018 .......................................................    9,000,000             9,428,040
                                                                                                                 -------------
                                                                                                                    93,620,838
                                                                                                                 -------------
Service Industries 0.4%
Allied Waste North America, 7.375%, 1/1/2004 ..............................................    3,500,000             3,517,500
                                                                                                                 -------------
Durables 4.5%
Loral Corp., 8.375%, 6/15/2024 ............................................................   10,000,000            12,138,300
Martin Marietta Corp., 6.5%, 4/15/2003 ....................................................    8,000,000             8,213,600
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ......................   10,000,000            10,433,700
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ..........................................    5,000,000             5,281,250
                                                                                                                 -------------
                                                                                                                    36,066,850
                                                                                                                 -------------
Manufacturing 1.9%
Graham Packaging Co., 8.75%, 1/15/2008 ....................................................    5,150,000             5,175,750
Xerox Corp., 5.5%, 11/15/2003 .............................................................   10,000,000            10,062,720
                                                                                                                 -------------
                                                                                                                    15,238,470
                                                                                                                 -------------
Energy 6.0%
Anadarko Petroleum Corp., 7%, 11/15/2027 ..................................................   13,500,000            13,026,015
Barrett Resources Corp., 7.55%, 2/1/2007 ..................................................    6,700,000             6,331,500
Chesapeake Energy Corp. "B", 8.5%, 3/15/2012 ..............................................    5,900,000             3,976,600
Lomak Petroleum, Inc., 8.75%, 1/15/2007 ...................................................    5,000,000             4,600,000
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ........................................    5,000,000             5,263,050
Ocean Energy Inc., 8.375%, 7/1/2008 .......................................................    3,750,000             3,506,250

    The accompanying notes are an integral part of the financial statements.


                            19 - Scudder Income Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ............................................    6,500,000             4,517,500
Texas Eastern Transmission Corp., 10%, 8/15/2001 ..........................................    5,500,000             6,084,430
                                                                                                                 -------------
                                                                                                                    47,305,345
                                                                                                                 -------------
Construction 0.4%
Nortek, Inc., 9.125%, 9/1/2007 ............................................................    3,250,000             3,339,375
                                                                                                                 -------------
Transportation 1.7%
Allied Holdings Inc., 8.625%, 10/1/2007 ...................................................    4,000,000             4,060,000
Atlantic Express, Inc., 10.75%, 2/1/2004 ..................................................    4,500,000             4,545,000
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ...............................    4,935,867             5,172,295
                                                                                                                 -------------
                                                                                                                    13,777,295
                                                                                                                 -------------
Utilities 4.5%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 .....................................    6,500,000             7,020,000
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ..............................................   13,000,000            13,211,250
Niagara Mohawk Power Corp., 7.625%, 10/1/2005 .............................................    5,000,000             5,181,250
Public Service Co. of Colorado, 6%, 4/15/2003 .............................................   10,000,000            10,125,900
                                                                                                                 -------------
                                                                                                                    35,538,400
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $414,556,959)                                                                          419,859,784
------------------------------------------------------------------------------------------------------------------------------

Other 2.3%
------------------------------------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, 7.425%, 2/15/2029 ..............................    3,500,000             4,108,650
Riverside Loan Trust I, 7.438%, 7/16/2008 .................................................   15,000,000            14,297,934
------------------------------------------------------------------------------------------------------------------------------
Total Other (Cost $18,500,000)                                                                                      18,406,584
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $796,123,166) (a)                                                       798,497,607
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $796,133,166. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $2,364,441. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,912,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,547,852.

      For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $563,949,853 and $463,473,519, respectively. Purchases and sales of direct U.S. Government obligations aggregated $555,893,522 and $443,252,094, respectively.

      The aggregate face value of futures contracts opened and closed for the year ended December 31, 1998 was $2,082,573,378.

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                            20 - Scudder Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                                                                                    January 31,
                                                                                       1999          December 31,
Assets                                                                               (Note D)            1998
------------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $819,055,548 and
                   $796,123,166 respectively) ..................................  $ 826,026,607     $ 798,497,607
                 Cash ..........................................................             12               683
                 Receivable for investments sold ...............................     31,177,674                --
                 Interest receivable ...........................................     12,165,286        13,786,806
                 Receivable for Fund shares sold ...............................        931,607         3,808,237
                 Other receivables and assets ..................................          7,756             8,118
                                                                                 ----------------  ----------------
                 Total assets ..................................................    870,308,942       816,101,451
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .............................     40,995,877         4,525,000
                 Payable for when-issued and forward delivery pools ............     40,242,188                --
                 Payable for Fund shares redeemed ..............................      2,357,771         5,227,879
                 Accrued management fee ........................................         16,399                --
                 Other payables and accrued expenses ...........................        967,852           419,262
                                                                                 ----------------  ----------------
                 Total liabilities .............................................     84,580,087        10,172,141
                ---------------------------------------------------------------------------------------------------
                 Net assets, at market value                                      $ 785,728,855     $ 805,929,310
                ---------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...........................      5,049,957         1,022,643
                 Net unrealized appreciation (depreciation) on
                   investments .................................................      6,971,059         2,374,441
                 Accumulated net realized gain (loss) ..........................     (2,887,766)       (1,633,954)
                 Paid-in capital ...............................................    776,595,605       804,166,180
                ---------------------------------------------------------------------------------------------------
                 Net assets, at market value                                      $ 785,728,855     $ 805,929,310
                ---------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 ----------------  ----------------
                 Net Asset Value, offering and redemption price per share                $13.36            $13.24
                   (outstanding shares of beneficial interest, $.01              ----------------  ----------------
                   par value, unlimited number of shares authorized) ...........     58,833,586        60,884,669

    The accompanying notes are an integral part of the financial statements.


                            21 - Scudder Income Fund

                             Statement of Operations

                                                                                    For the One
                                                                                    Month Ended
                                                                                    January 31,       Year Ended
                                                                                       1999          December 31,
Investment Income                                                                    (Note D)            1998
------------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ......................................................   $ 4,701,651      $ 53,224,188
                                                                                  ---------------  ----------------
                 Expenses:
                 Management fee ................................................       410,286         4,553,752
                 Services to shareholders ......................................       454,621         5,026,260
                 Custodian and accounting fees .................................        30,309           143,096
                 Trustees' fees and expenses ...................................         3,668            37,552
                 Reports to shareholders .......................................        70,713           198,081
                 Auditing ......................................................        41,020            49,008
                 Legal .........................................................         1,680            21,090
                 Registration fees .............................................        23,492            79,010
                 Other .........................................................           836            24,868
                                                                                  ---------------  ----------------
                 Total expenses before reductions ..............................     1,036,625        10,132,717
                 Expense reductions ............................................      (379,295)       (2,586,543)
                                                                                  ---------------  ----------------
                 Expenses, net .................................................       657,330         7,546,174
                ---------------------------------------------------------------------------------------------------
                 Net investment income                                               4,044,321        45,678,014
                ---------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...................................................    (1,400,330)       14,712,431
                 Futures .......................................................            --          (408,002)
                                                                                  ---------------  ----------------
                                                                                    (1,400,330)       14,304,429
                                                                                  ---------------  ----------------
                 Net unrealized appreciation (depreciation) during the
                   period on investments .......................................     4,596,618       (15,559,064)
                ---------------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                      3,196,288        (1,254,635)
                ---------------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from
                 operations                                                        $ 7,240,609      $ 44,423,379
                ---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            22 - Scudder Income Fund

                       Statements of Changes in Net Assets

                                                                                For the One
                                                                                Month Ended
                                                                                January 31,         Years Ended December 31,
                                                                                   1999
Increase (Decrease) in Net Assets                                                (Note D)            1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ....................................   $   4,044,321     $  45,678,014     $  37,036,650
                 Net realized gain (loss) from investment
                    transactions ..........................................      (1,400,330)       14,304,429           706,605
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period .............       4,596,618       (15,559,064)       14,225,433
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets resulting
                    from operations .......................................       7,240,609        44,423,379        51,968,688
                                                                             ----------------  ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ...............................              --       (44,503,457)      (37,423,384)
                                                                             ----------------  ----------------  ----------------
                 From net realized gain (loss) ............................              --       (14,183,125)         (443,613)
                                                                             ----------------  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ................................      33,147,329       334,489,016       288,306,064
                 Net asset value of shares issued to shareholders
                    in reinvestment of distributions ......................           1,359        53,731,519        33,681,717
                 Cost of shares redeemed ..................................     (60,589,752)     (263,283,739)     (219,353,257)
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                    share transactions ....................................     (27,441,064)      124,936,796       102,634,524
                                                                             ----------------  ----------------  ----------------
                 Increase (decrease) in net assets ........................     (20,200,455)      110,673,593       116,736,215
                 Net assets at beginning of period ........................     805,929,310       695,255,717       578,519,502
                 Net assets at end of period (including undistributed
                    net investment income of $5,049,957, $1,022,643          ----------------  ----------------  ----------------
                    and $0, respectively) .................................   $ 785,728,855     $ 805,929,310     $ 695,255,717
                                                                             ----------------  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ................      60,884,669        51,662,855        43,994,954
                                                                             ----------------  ----------------  ----------------
                 Shares sold ..............................................       2,505,854        24,661,783        21,674,473
                 Shares issued to shareholders in reinvestment of
                    distributions .........................................             107         4,016,366         2,533,020
                 Shares redeemed ..........................................      (4,557,044)      (19,456,335)      (16,539,592)
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in Fund shares ...................      (2,051,083)        9,221,814         7,667,901
                                                                             ----------------  ----------------  ----------------
                 Shares outstanding at end of period ......................      58,833,586        60,884,669        51,662,855
                                                                             ----------------  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                            23 - Scudder Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          For the One
                                                          Month Ended
                                                          January 31,
                                                            1999(a)                     Years Ended December 31,
                                                           (Note D)       1998(a)     1997(a)    1996(a)      1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, beginning of period ...................    $ 13.24       $ 13.46     $ 13.15    $ 13.61     $ 12.32     $ 13.71
                                                          --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..................................        .07           .81         .80        .80         .83         .84
Net realized and unrealized gain (loss) on
  investments ..........................................        .05           .00(c)      .31       (.36)       1.41       (1.45)
                                                          --------------------------------------------------------------------------
Total from investment operations .......................        .12           .81        1.11        .44        2.24        (.61)
                                                          --------------------------------------------------------------------------
Less distributions:
From net investment income .............................         --          (.79)       (.79)      (.81)       (.92)       (.78)
From net realized gains on investment
  transactions .........................................         --          (.24)       (.01)      (.09)       (.03)         --
                                                          --------------------------------------------------------------------------
Total distributions ....................................         --         (1.03)       (.80)      (.90)       (.95)       (.78)
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, end of period .........................    $ 13.36       $ 13.24     $ 13.46    $ 13.15     $ 13.61     $ 12.32
                                                          --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .......................................        .91**(b)     6.11(b)     8.66       3.41       18.54       (4.43)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................        786           806         695        579         578         463
Ratio of operating expenses to average daily
  net assets (%) .......................................        .95*          .99        1.18        .98         .99         .97
Ratio of operating expenses, before expense
  reductions, to average daily net assets (%) ..........       1.50*         1.33          --         --          --          --
Ratio of net investment income to average daily
  net assets (%) .......................................       5.85*         5.98        6.00       6.01        6.35        6.43
Portfolio turnover rate (%) ............................       20.6**       125.7        61.9       66.9       128.3        60.3

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Amount is less than one half of $.01.
*   Annualized
**  Not annualized


                            24 - Scudder Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended December 31, 1998, the Fund purchased put options on futures as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the year ended December 31, 1998, the Fund purchased call options on futures to manage duration. During the period ended January 31, 1999, the Fund did not invest in options.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                            25 - Scudder Income Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1998, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities. During the period ended January 31, 1999, the Fund did not invest in futures.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through December 31, 1998, the Fund incurred approximately $1,500,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ended January 31, 1999.


                            26 - Scudder Income Fund

At January 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $2,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007, the expiration date.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and futures. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Effective March 2, 1998, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.95% of average daily net assets until April 30, 1999. Accordingly, for the year ended December 31, 1998, the Adviser did not impose a portion of its management fee aggregating $2,586,543 and the amount imposed aggregated $1,967,209, which was equivalent to an annual effective rate of 0.26% of the Fund's average daily net assets. For the period ended January 31, 1999, the Adviser did not impose a portion of its management fee aggregating $379,295 and the amount imposed aggregated $30,991, which was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new


                            27 - Scudder Income Fund
investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $863,333, of which $68,414 is unpaid at December 31, 1998. For the period ended January 31, 1999, the amount charged to the Fund by SSC aggregated $69,112, all of which is unpaid at January 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1998, the amount charged to the Fund by STC aggregated $2,727,704, of which $251,955 is unpaid at December 31, 1998. For the period ended January 31, 1999, the amount charged to the Fund by STC aggregated $255,934, all of which is unpaid at January 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $94,878, of which $7,961 is unpaid at December 31, 1998. For the period ended January 31, 1999, the amount charged to the Fund by SFAC aggregated $8,196, all of which is unpaid at January 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended December 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $987,346. For the period ended January 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $89,320.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $37,552. For the period ended January 31, 1999, Trustees' fees and expenses aggregated $3,668.

                                C. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               D. Year End Change

On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from December 31 to January 31.


                            28 - Scudder Income Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and Shareholders of Scudder Income
Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 1999 and December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 and December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 26, 1999


                            29 - Scudder Income Fund

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $0.08 per share from net long-term capital gains during its year ended December 31, 1998, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,750,000 as capital gain dividends for its year ended December 31, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-225-5163.


                            30 - Scudder Income Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Income Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        31,998,233           784,085           856,761              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        29,170,045          1,212,100         1,090,228         2,166,706





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                            31 - Scudder Income Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
 Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                            32 - Scudder Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            33 - Scudder Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            34 - Scudder Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            35 - Scudder Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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